LOOMIS SAYLES INSTITUTIONAL FUNDS
LOOMIS SAYLES RETAIL EQUITY FUNDS
LOOMIS SAYLES RETAIL INCOME FUNDS

Supplement dated May 4, 2007 to the Loomis Sayles Institutional Funds, Loomis Sayles Retail Equity Funds and Loomis Sayles Retail Income Funds Prospectuses, each dated February 1, 2007, as may be revised or supplemented from time to time.

Effective immediately, the paragraph following the bullet-points in the sub-section “How to Purchase Shares” within the section “General Information” is amended and restated as follows:

Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the Exchange for your shares to be bought or sold at the Fund’s NAV on that day. Purchases made through ACH prior to the close of regular trading on the Exchange will be considered to be received and will be effected at the NAV calculated on the following business day.

M-LSSP78-0507